adixen

Alcatel Vacuum Technology France
98, avenue de Brogny - BP 2069
74009 Annecy Cedex -France
Tél. 33 (0)4 50 65 77 77
Fax 33 (0)4 50 65 77 89
www.adixen.com

TEGAL Corporation
2201 South McDowell Boulevard
Petaluma, CA 94954
USA

To the attention of Thomas R. MIKA
President, CEO and Chairman

Annecy, December 31st, 2010

Resignation from the Board of Directors of TEGAL Corporation

Dear Mr. MIKA,

I hereby resign from the Board of Directors of Tegal Corporation, effective as of the date hereof and subject to the occurrence of the transfer of the shares of Alcatel Vacuum Technology France to Pfeiffer Vacuum Technology A.G.

Sincerely,

Gilbert BELLINI